Filed pursuant to Rule 497(e)

File Nos. 333-221764; 811-23312

Fundstrat Granny Shots US Small- & Mid-Cap ETF (GRNJ)

Fundstrat Granny Shots US Large Cap & Income ETF (GRNI)

(each a “Fund,” together the “Funds”)

listed on NYSE Arca, Inc.

June 5, 2026

Supplement to the Summary Prospectus, dated November 14, 2025,

Prospectus and Statement of Additional Information (“SAI”),

each dated November 10, 2025, as previously supplemented

The following disclosure changes apply only to the Fundstrat Granny Shots US Small- & Mid-Cap ETF.

Effective immediately, Ben McCaig, Portfolio Manager for Tidal Investments LLC, a Tidal Financial Group company (the “Adviser”), the Fund’s investment adviser, no longer serves as a portfolio manager to the Fund, and all references to Mr. McCaig in the Summary Prospectus, Prospectus and SAI are hereby deleted in their entirety.

Effective immediately, Stephen Foy, Portfolio Manager for the Adviser, has been added as a portfolio manager to the Fund. Qiao Duan, CFA, a portfolio manager of the Adviser, will continue to serve as a portfolio manager for the Fund. Thomas J. Lee, CFA and Ken Xuan, CFA, FRM, each a portfolio manager of Fundstrat Capital, LLC  (the “Sub-Adviser”), the Fund’s investment sub-adviser, will continue to serve as portfolio managers to the Fund.

__________

Effective immediately, the following is added to the section titled “Management – Portfolio Managers” of the Summary Prospectus and on page 5 of the Prospectus:

Stephen Foy, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since June 2026.

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Effective immediately, the first and fifth paragraphs in the section titled “Management – Portfolio Managers” beginning on page 22 of the Prospectus, are deleted and replaced with the following:

Portfolio Managers

The following individuals (each, a “Portfolio Manager”) have served as portfolio managers of the Funds, as indicated below, since inception, except Mr. Foy since June 2026. Messrs. Lee and Xuan are jointly and primarily responsible for the day-to-day management of each Fund’s equity securities investments. Ms. Duan and Messrs. Foy, Mullen and Snyder oversee trading and execution for the Funds, as indicated below, and in the case of the Fundstrat Granny Shots US Large Cap & Income ETF, Messrs. Mullen and Snyder are responsible for the Fund’s Income Strategies.

Stephen Foy, Portfolio Manager for the Adviser

Mr. Foy joined the Adviser in 2024 and is Senior Vice President of Trading and Co-Head of the Adviser’s ETF Trading and Portfolio Management team. He previously oversaw Invesco ETF Services from 2021 to 2024, including middle and back-office operations as well as portfolio implementation for all equity and alternative ETFs. Mr. Foy holds an MBA from Johns Hopkins University and spent five years in ETF Portfolio Management at ProShares from 2016 to 2021. He brings a robust portfolio management background across a wide array of strategies and asset classes. Throughout his career, he has led global teams through hundreds of product launches, organizational changes, and technological and operational transformations.

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Effective immediately, the first sentence of the section titled “Portfolio Managers” on page 19 of the SAI is deleted in its entirety and replaced with the following disclosure:

The Funds are managed by Thomas J. Lee, CFA, and Ken Xuan, CFA, FRM, each a Portfolio Manager of the Sub-Adviser. The Fundstrat Granny Shots US Small- & Mid-Cap ETF is also managed by Qiao Duan, CFA, and Stephen Foy, each a Portfolio Manager of the Adviser. The Fundstrat Granny Shots US Large Cap & Income ETF is also managed by Christopher P. Mullen and Scott Snyder, each a Portfolio Manager of the Adviser.

Effective immediately, the following disclosure is added to the section titled “Portfolio Managers – Other Accounts” on page 19 of the SAI:

Stephen Foy, Portfolio Manager for the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	38	$1,379.52	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Effective immediately, the following disclosure is added to the section of the SAI titled “Portfolio Managers” on page 20 of the SAI:

As of April 30, 2026, Mr. Foy did not own Shares of the Fund.

Please retain this Supplement for future reference.

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